Exhibit 5

***************************** NOTICE OF GRANT AWARD ****************************
NIH CHALLENGE GRANTS AND PARTNERSHIPS                     Issue Date: 05/03/2000

Department of Health and Human Services
National Institutes Of Health

NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES
********************************************************************************

Grant Number: 1 RC1 AI48870-01
Principal Investigator: HRUBY, DENNIS E PHD
Project Title: NOVEL ANTI-INFECTIVES TO COMBAT RESISTANT STAPHYLOCOCCUS

CFO
SIGA TECHNOLOGIES, INC
420 LEXINGTON AVE.
SUITE 620
NY, NY 10170

Budget Period:         05/03/2000 - 08/31/2000
Project Period:        05/03/2000 - 08/31/2000

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $26,000(see "Award Calculation" in Section I) to SIGA PHARMACEUTICALS, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 P.L. 106 - 113 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


/s/ Ann H. Haugh

Grants Management Officer
NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

See additional information below

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SECTION I - AWARD DATA - 1 RC1 AI48870-01

AWARD CALCULATION (U.S. Dollars):

Direct Costs                                                             $18,000
F&A Costs                                                                $ 8,000
APPROVED BUDGET                                                          $26,000
TOTAL                                                                    $26,000

FISCAL INFORMATION:
CFDA Number: 93.855
EIN: 1133864870A1
Document Number: R1AI48870A

IC/ CAN / FY2000

AI / 8425554 / 26,000

NIH ADMINISTRATIVE DATA:
PCC: M36 / OC: 41.4A /Processed: PFELNER 000501 0942

SECTION II - PAYMENT/HOTLINE INFORMATION - 1 RC1 AI48870-01

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 1 RC1 AI48870-01

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.

b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

c. 45 CFR Part 74 or 45 CFR Part 92 as applicable.

d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

e. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

This grant is excluded from Expanded Authorities.

Treatment of Program Income:
Additional Costs

"The policies, as stated in the NIH Grants Policy Statement of October 1998 and RFA AI-00-010, as announced in the NIH Guide for Grants and Contracts on February 10, 2000 must be followed."

http://grants.nih.gov/grants/guide/rfa-files/RFA-AI-00-O1O.html

Travel funds, in the amount of $1,000, are provided for an individual to attend a mandatory Challenge Grant Program - Phase II meeting to be held on May 8, 2000. Additional information will be provided in a separate letter. These funds are restricted for this purpose only and may not be rebudgeted.

For Phase I Challenge Grants - Restriction: Federal funds shall not be expended for research involving live vertebrate animals or human subjects, and individuals shall not be enrolled in such research without prior approval of the Office for Protection from Research Risks (OPRR)."

The above referenced grant is scheduled to expire on 8/31/00. Unless an application for competitive renewal is funded, grant closeout documents must be submitted within 90 days of the expiration of the grant. Grant closeout documents consist of a Financial Status Report (OMB 269), Final Invention Statement (HHS 568) and a Final Progress Report.

The Final Progress Report may be typed on plain white paper and should include, at a minimum, a summary statement of progress toward the achievement of the originally stated aims, a list of results (positive and/or negative) considered significant, and a list of publications resulting from the project as well as plans for further publications. An original and one copy are required.

Please send the Final Progress Report and Final Invention Statement & a copy of the Financial Status Report to the following address:

ATTENTION: CLOSEOUT
NIH, NIAID, Division of Extramural Activities
Grants Management Branch
Room 2200, 6700-B Rockledge Drive, MSC-7614
Bethesda, Maryland 20892-7614

The Financial Status Report should be sent to:

Division of Financial Management, NIH
9000 Rockville Pike, MSC-2052
Building 31, Room B1B05A
Bethesda, Maryland 20892-2052

Grants Management Contact:

Patricia Felner
(301) 402-6450 phone
(301) 480-3780 fax
pf14h@nih.gov email
Stephen P Heyse, Program Official          301-496-7728       sh42i@nih.gov
Karen McVay, Grants Specialist